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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 22, 2003

                                    CDI Corp.
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             (Exact name of registrant as specified in its charter)

                                  Pennsylvania
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                 (State or other jurisdiction of incorporation)

                                     1-5519
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                            (Commission File Number)

                                   23-2394430
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                        (IRS Employer Identification No.)

            1717 Arch Street, 35th Floor, Philadelphia, PA 19103-2768
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               (Address of principal executive offices) (Zip Code)

Registrants telephone number, including area code:

                                 (215) 569-2200
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Item 12. Results of Operations and Financial Condition.

On October 22, 2003, CDI Corp. (sometimes referred to in this Report as "the Company") filed a current report on Form 8-K related to its news release issued on that date which reported the Company's financial results for its third fiscal quarter ended September 30, 2003. A copy of the Company's news release was attached as Exhibit 99.1 to that Form 8-K. That news release contained a typographical error. In the table containing segment data, the gross profit for the Todays Staffing segment for the nine months ended September 30, 2002 was incorrectly stated as 2,089 (in thousands). The correct number is 32,089 (in thousands). The purpose of this amended report on Form 8-K is to correct that typographical error. A corrected version of the Company's October 22, 2003 news release, with the proper number for the gross profit for the Todays Staffing segment during the nine months ended September 30, 2002, is attached hereto as
Exhibit 99.1 and is hereby incorporated by reference.

The information contained in this Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the
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"Exchange Act"), or incorporated by reference in any filing under the Securities
Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CDI CORP.
                                      (Registrant)

                                       By: /s/ Jay G. Stuart
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                                           Jay G. Stuart
                                           Executive Vice President and
                                           Chief Financial Officer

Date: October 31, 2003



                                  EXHIBIT INDEX

Exhibit Number     Description

99.1 Corrected version of the News Release dated October 22, 2003, issued by CDI Corp.